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                                                                   EXHIBIT 10.25

                        [FORM OF SUBORDINATED DEBENTURE]

                             SOUTHERN COMMUNITY BANK
                                ORLANDO, FLORIDA

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                             SUBORDINATED DEBENTURE
                               DUE: June __, 2011

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Holder:           [Investor Name]

Address:          [Investor Address]

Principal Amount: $____________

Date of Issue:    June __, 2003

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              THIS SECURITY IS NOT A SAVINGS ACCOUNT OR A DEPOSIT,
                          AND IT IS NOT INSURED BY THE
                     FEDERAL DEPOSIT INSURANCE CORPORATION.

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         THE SECURITIES REPRESENTED BY THIS DEBENTURE HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION, WHETHER OR NOT FOR CONSIDERATION, OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE WITHOUT AN EFFECTIVE REGISTRATION UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO SOUTHERN COMMUNITY BANK (THE "BANK") AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED. COPIES OF THIS DEBENTURE AND THE SUBSCRIPTION AGREEMENT OR NOTE PURCHASE AGREEMENT RELATING THERETO, IF ANY, ARE ON FILE WITH THE BANK.

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FOR VALUE RECEIVED, SOUTHERN COMMUNITY BANK, a Florida banking corporation (the
"BANK"), hereby promises to pay the holder named above or its registered assigns (the "Holder"), the principal sum stated above plus interest on the unpaid principal amount hereof at the rate of prime as published in the WALL STREET JOURNAL, floating daily, with a floor of 5.00% and a ceiling of 12.00%, from the Date of Issue shown above until paid. Interest shall be payable semi-annually,


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on the 15th day of June and December of each year, and at maturity. Interest payments shall commence on December 15, 2003. Principal shall be payable in full on June __, 2011 upon presentation of this Subordinated Debenture (the "Debenture") to BANK. Payments of principal and interest by the BANK may be subject to approval by the Federal Deposit Insurance Corporation (the "FDIC") in certain circumstances, as and to the extent required by law, and failure to obtain such approval could result in an extension of the time for payment.

         Both principal and interest are payable in lawful money of the United States of America. The BANK shall pay all principal and interest payments by check sent to Holder's address as set forth above or to such other address as Holder may designate by written notice to the BANK. Holder agrees that the final payment of principal and interest shall be made only upon surrender to the BANK of this Debenture for cancellation.

         This Debenture is not secured by the assets of the BANK, or any other affiliate, and is not insured by the FDIC.

                                   ARTICLE I
                                  SUBORDINATION

         The indebtedness evidenced by this Debenture and all interest thereon shall be subordinate and junior in right of payment to the BANK'S obligations to it's depositors and to the BANK'S other obligations to its general and secured creditors. This Debenture is ineligible as collateral for a loan made by the BANK, and the payment of the BANK'S obligations hereunder is unsecured. If, as, and to the extent that such payment is prohibited by or is subject to the prior approval of the FDIC under applicable law, the BANK may not retire any part of its indebtedness under this Debenture or pay any interest due hereunder without such prior written consent. If this Debenture is issued initially to a depository institution, the acceptance of delivery of this Debenture shall constitute a specific waiver by such institution of any right of offset such institution would otherwise have by virtue of the Debenture against its obligations to the BANK, whether such right exists at the Date of Issue or is thereafter created.

                                   ARTICLE II
                                   PREPAYMENT

         At the option of the BANK, this Debenture may be prepaid, together with accrued interest, in whole or in part, at any time after the Debenture's issuance, without notice, premium, or penalty, subject to the provisions of
Section 6.3 herein. The Bank may exercise its right to prepay this Debenture prior to maturity by giving notice (the "Prepayment Notice") thereof to the Holder of this Debenture, which notice shall specify the terms of prepayment (including the place at which the holder of the Debenture may obtain payment), the principal amount of the Debenture to be prepaid (the "Prepayment Amount") and shall fix a date for prepayment (the "Prepayment Date"), which date shall not be less than thirty (30) days nor more than forty-five (45) days after the date of the Prepayment Notice. On the Prepayment Date, the Bank shall pay all accrued and unpaid interest on the Debenture up to and including the Prepayment Date and shall pay to the holder hereof a dollar amount equal to the Prepayment Amount. In the event of partial prepayment, the amount and other details thereof shall be noted on this Debenture.



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                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

The BANK represents and warrants that:

         3.01 EXISTENCE AND POWER. The BANK is a banking corporation duly organized, validly existing, and in good standing under the laws of the State of Florida. The BANK has full corporate power and authority to own its properties and to carry on its business as now conducted.

         3.02 DEBENTURE AUTHORIZED. The BANK has all requisite power and authority to execute and deliver this Debenture and perform its obligations hereunder. The execution and delivery of this Debenture and the performance of the provisions of this Debenture have been duly authorized by all necessary corporate, Shareholder, and Director action. This Debenture is a valid and binding obligation of the BANK enforceable against it in accordance with its terms.

         3.03 NO CONFLICT. The execution, delivery and performance of this Debenture are not in material contravention of or material conflict with any agreement, indenture or undertaking to which the BANK is a party and do not cause any lien, charge or other encumbrance to be created or imposed upon any assets or properties of the BANK.

         3.04 LITIGATION. There is no litigation or other proceeding pending against the BANK which might materially and adversely affect the financial condition of the BANK, and the BANK is not in material default with respect to any order, writ, injunction, decree or demand of any court or governmental authority.

                                   ARTICLE IV
                              AFFIRMATIVE COVENANTS

The BANK, agrees that until the Debenture is paid in full, the BANK will:

         4.01     MAINTAIN CORPORATE RIGHTS AND FACILITIES.

                  (a) Maintain its corporate existence and all rights, franchises and other authority adequate for the conduct of its business.

                  (b) Maintain its properties, equipment and facilities in good order and repair.

         4.02 MAINTAIN INSURANCE. Maintain public liability, property damage and workers' compensation insurance, and insurance on all of its insurable property against fire and other hazards to the extent usually maintained by companies in the same business.

         4.03 PAY TAXES AND OTHER LIABILITIES. Pay, before the same become delinquent and before penalties accrue thereon, all taxes and assessments upon or against it or any of its properties, and


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                  all other material liabilities at any time existing, except to the extent and so long as the same are being contested in good faith.

         4.04 NET WORTH. Maintain capital that meets or exceeds the capital requirements for an adequately capitalized financial institution as defined under the prompt corrective action provisions of Section 38 of the Federal Deposit Insurance Act.

         4.05     RECORDS AND REPORTS.

                  (a) Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles and applicable regulations.

                  (b) Subject to any limitations and restrictions imposed under applicable law, and subject further to the execution of a confidentiality agreement mutually acceptable to the Holder and the BANK, the BANK shall permit representatives of Holder to have access to and to examine, at reasonable times upon at least five business days' prior written request, the BANK's properties, books and records.

         4.06 NOTICE OF DEFAULT. Promptly notify the Holder and the appropriate regulatory authorities in writing of the occurrence of any Event of Default (as defined in Article VI below).

         4.07 CONDUCT OF BUSINESS. Conduct its business in accordance with all applicable provisions of federal, state, and local law.

                                   ARTICLE V
                               NEGATIVE COVENANTS

The BANK agrees that until this Debenture is repaid, without the written consent of the Holder, it will not :

         5.01     BUSINESS CHANGES. SALE OF BUSINESS - MERGER OR CONSOLIDATION.

                  (a) Liquidate, dissolve, enter into any reorganization, merger, consolidation or similar transaction in which it is not the surviving entity, or sell any assets except in the ordinary and normal course of its business.

                  (b) Sell, lease, assign or transfer any substantial part of its business necessary for the continuance of its business.


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                                   ARTICLE VI
                                EVENTS OF DEFAULT

         6.01 EVENTS OF DEFAULT. Except as otherwise provided in the Article VI, the occurrence of any Event of Default (as defined below) shall, at the option of the Holder; make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder, due and payable, upon 30 days' prior written notice to the BANK.

         6.02     DEFINITION. An Event of Default shall consist of:

                  (a) Failure of the BANK to pay any installment of principal or interest hereon within 15 business days when due and continuance thereof for a period of five days after written notice to the BANK from the Holder.

                  (b) The BANK's material breach of any covenant or condition of the Debenture and the continuance thereof for a period of 30 days after written notice to the BANK from Holder.

                  (c) The material falsity or inaccuracy of any of the BANK's representations or warranties made herein.

                  (d) The acquisition by any person or group of persons acting in concert of more than 50% of the outstanding shares of the BANKS capital stock.

                  (e)      The BANK's:

                           (i) insolvency or admission in writing or its inability to pay its debts as they mature;

                           (ii)     assignment of assets for the benefit of
                                    creditors;

                           (iii) the appointment of a receiver or trustee for the BANK or for a substantial part of its property or business.

         6.03 REGULATORY APPROVAL. No payments of principal or interest due under the terms of this Debenture shall be accelerated in the event of either:

                  (a) Failure of the BANK to obtain any required regulatory approval such payment; or

                  (b) If, after giving effect to such payment, the BANK would fail to comply with:

                           (i)      Any applicable regulatory capital
                                    requirements; or

                           (ii)     Any other supervisory regulations.



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         6.04     EFFECT OF RECEIVERSHIP. Notwithstanding anything to the
                  contrary in this Debenture, or in any related document:

                  (a) If the FDIC (or any successor agency) shall be appointed receiver for the BANK and in its capacity as receiver shall cause the BANK to merge with or into another insured institution, or in such capacity shall sell or otherwise convey part or all of the assets of the BANK to another insured institution, or shall arrange for the assumption of less than all of the liabilities of the BANK by one or more other insured institutions, the FDIC shall have no obligation, either in its capacity as receiver or in its corporate capacity, to contract for or to otherwise arrange for the assumption of the obligation represented by this Debenture in whole or in part by any insured institution or institutions which result from any such merger or which has purchased or otherwise acquired from the FDIC as receiver for the BANK, any of the assets of the BANK, or which, pursuant to any arrangement with the FDIC, has assumed less than all of the liabilities of the BANK. To the extent that obligations represented by this Debenture have not been assumed in full by an insured institution with or into which the BANK may have been merged, as described in this subsection 6.4(a), and/or by one or more other insured institutions which have succeeded to all or a portion of the assets of the BANK, or which have assumed a portion but not all of the liabilities of the BANK as a result of one or more transactions entered into by the FDIC as receiver for the BANK, then the Holder shall be entitled to payments on this obligation in accordance with the procedures and priorities set forth in the FDIC's regulations as they may be applicable to the receivership of the BANK or as they may be set forth in orders of the FDIC relating to such receivership.

                  (b) In the event that this Debenture is assumed in full by another insured institution, which shall succeed by merger or otherwise to substantially all of the assets and business of the BANK, or which shall by arrangement with the FDIC assume all or a portion of the liabilities of the BANK, and payment or provision for payment shall have been made in respect of all matured installments of interest upon this Debenture together with all matured installments of principal which shall have become due otherwise than by acceleration, then any default caused by the appointment of a receiver for the BANK shall be deemed to have been cured, and any declaration consequent upon such default declaring the principal and interest of this Debenture to be immediately due and payable shall be deemed to have been rescinded.

                  (c)      For the purpose of subsections (a) and (b) of this
                           Section 6.4, the term "insured institution" means a depository institution the accounts of which are insured by the FDIC or any federal or state agency which performs similar functions.



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                                  ARTICLE VII
                                  MISCELLANEOUS

         7.01 SURVIVAL OF WARRANTIES. All agreements, representations and warranties made herein shall survive the execution and delivery of this Debenture.

         7.02 NOTICES. Any notice herein required or permitted to be given shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon delivery by overnight courier service, or by registered or certified U.S. Mail, postage prepaid and addressed to the party to be notified at the address indicated below for such party. For the purposes hereof, the address of the Holder shall be as stated above and the address of the BANK shall be as follows:

                                    SOUTHERN COMMUNITY BANK
                                    Attention:  Mr. John G. Squires,
                                    Chief Executive Officer
                                    250 North Orange Avenue
                                    Orlando, Florida  32801


                  Both Holder and the BANK may change the address for service of notices by service of written notice to the other as herein provided.

         7.03 AMENDMENT. Any provisions of this Debenture may be amended at any time by the written agreement of the BANK and the Holder. The term "Debenture" or "this Debenture" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed or if later amended or supplemented, then, as so amended or supplemented.

         7.04 ASSIGNMENT, BINDING EFFECT. This Debenture and the rights hereunder are not assignable unless such assignment is consented to in writing by all parties hereto. This Debenture shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

         7.05 MAXIMUM INTEREST RATE. The maximum total compensation that the Holder shall be entitled to receive hereunder shall not exceed the maximum rate permitted under applicable law.

         7.06 ENTIRE AGREEMENT. This Debenture constitutes the entire agreement between the parties hereto and supersedes all prior and contemporaneous agreements and undertakings of the parties pertaining to the subject matter hereof.

         7.07 GOVERNING LAW. This Debenture shall be governed by the federal law of the United States of America and the laws of the State of Florida.



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         7.08     TRANSFER. This Debenture shall be transferred on the books of the BANK only by the registered holder hereof or by his attorney duly authorized in writing or by delivery to the BANK of a duly executed Assignment, and only upon the effective registration of the Debenture under the Act or the receipt by the BANK of an opinion of counsel, satisfactory to the BANK and its counsel that such registration is not required. The BANK shall be entitled to treat any holder of record of the Debenture as the holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in this Debenture in the name of any person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of Florida.

         IN WITNESS WHEREOF, the BANK has caused this Debenture to be signed in its name by its duly authorized officer.

                                           SOUTHERN COMMUNITY BANK


                                           By:
                                              --------------------------------
                                                       John G. Squires
                                           Title:   Chief Executive Officer

                                           Date:
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